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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 2, 2001



                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

New Jersey                      1-12                         36-1655315
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


            Quaker Tower P.O. Box 049001 Chicago, Illinois 60604-9001
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                    (Address of principal executive offices)


                                  312-222-7111
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              (Registrant's telephone number, including area code)
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Item 5 - Other Events

On July 2, 2001, The Quaker Oats Company (NYSE: OAT) announced that in light of continuing discussions with the Federal Trade Commission regarding the proposed merger of Quaker and PepsiCo, Inc., Quaker has extended, by 30 days, the date by which PepsiCo is required to divest its All Sport beverage brand, if necessary to obtain regulatory approval necessary for consummation of the merger. The text of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              THE QUAKER OATS COMPANY
                                              -----------------------
                                                   (Registrant)





Date:  July 3, 2001                     /s/   William G. Barker
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                                              William G. Barker
                                              Vice President and
                                              Corporate Controller





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                                  EXHIBIT INDEX





 Exhibit                            Exhibit                        Paper (P) or
 Number                           Description                     Electronic (E)
 ------                           -----------                     --------------

  99.1                           Press Release                         (E)